UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  October 25, 2000


                          IMPAC CMB TRUST SERIES 2000-1
            Collaterized Asset Backed Bonds, Series 2000-1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-60707-03          N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On October 25, 2000 a distribution was made to holders of IMPAC CMB TRUST\ SERIES 2000-1, Collaterized Asset Backed Bonds, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                               Monthly report distributed to
                                                 holders of Collaterized Asset
                                                 Backed Bonds, Series
                                                 2000-1 Trust, relating to the
                                                 October 25, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IMPAC CMB TRUST SERIES 2000-1
            Collaterized Asset Backed Bonds, Series 2000-1 Trust

              By:   Wells Fargo Bank MN, N.A., as Indenture Trustee
              By:   /s/  Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 11/06/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Collaterized Asset Backed Bonds, Series 2000-1
                          Trust, relating to the October 25, 2000 distribution.